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                            VALENZUELA CAPITAL TRUST
                            ------------------------


                              VAL CAP MID CAP FUND
                              --------------------










                                  ANNUAL REPORT
                               September 30, 2002












        INVESTMENT ADVISER                                ADMINISTRATOR
        ------------------                                -------------
  VALENZUELA CAPITAL PARTNERS, LLC                 ULTIMUS FUND SOLUTIONS, LLC
1270 Avenue of the Americas, Suite 508                    P.O. Box 46707
      New York, New York 10020                     Cincinnati, Ohio 45246-0707
                                                          1.877.309.9062




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            VALENZUELA CAPITAL TRUST
                           VAL CAP FUNDS FOR INVESTORS

                ANNUAL REPORT FOR YEAR ENDING SEPTEMBER 30, 2002


PRESIDENT'S LETTER                                             NOVEMBER 15, 2002

The trailing one year was a difficult period in the history of the American equity markets. The decline was spurred by rational and non-rational factors. The rational factors were linked to a slowing of the rate of change during the early phases of our economic recovery. The non-rational factors were linked to higher risk premiums associated with continuing corporate scandals, accounting concerns, terrorism, and the prospects of war with Iraq.

At the end of the second quarter, it appeared that the US was on its way to a solid economic recovery from its relatively short and mild recession. We recognized that there were risks to that recovery. Nevertheless, we believed that as long as the consumer continued to spend, the other sectors of the economy would mend and resume growth in 2003. During the second quarter, several factors raised doubts on the strength of the recovery. A few observers even suggested a rising possibility of a double dip--a fall back into economic malaise. Perhaps the two most important factors raising doubts about the recovery were: (1) the market's failure to absorb more workers; and (2) the inability of corporations to generate strong profit growth.

The employment problems have not been atypical of past economic recessions. In time, even in a weaker recovery, employment should improve. Until it improves, consumer spending may be called into question. With profit growth less than forecast, the corporate sector also remained parsimonious. By the end of this fiscal year, there was evidence that economic production was contracting--hardly what one would expect in a recovery. Capacity utilization remained at around 75% -- a drag on overall corporate profitability.

Offsetting the bad news was the fact that interest rates were near fifty-year lows. Consumer debt was therefore more readily affordable. Housing activity, a critical backbone of the economy, continued to be strong due primarily to those low rates. With low interest rates, consumers actively refinanced their existing homes. The lower interest rates coupled with the money pulled out of home refinancing gave them a new pool of spending power to tap into.

We find it difficult to predict the economic outlook for the remainder of the year. Absent the non-rational concerns, we would expect this to be a fairly typical recovery. Consumer spending would lift capacity utilization. That in turn would jump-start business spending. As a result, corporate profits would rebound and equity prices would rise. However, the non-rational issues weighing on the consumer could act as a headwind to economic growth. The result could be subpar economic recovery. Corporate profitability could languish, and that could affect equity prices. With the proper leadership, the headwind could diminish and we could conclude the year on a strong note.

We remain cautiously optimistic that our economy is on the right track, that our leaders will generally make the right decisions, and going forward, the economy will continue to flourish.




                                              Thomas M. Valenzuela
                                              President

PORTFOLIO COMMENTARY
Val Cap Mid Cap Fund

The Fund declined 15.15% for the year ending September 30, 2002, compared to a loss of 5.45% for the Russell Midcap Value Index, its style benchmark. In this difficult and extremely volatile investment environment, the Standard & Poor's 500 Index, representing the overall U.S. equity markets, was off 20.49%.

For the fiscal year, Health Care, the Fund's top outperforming sector, has been driven to a large degree by Trigon Healthcare, the managed healthcare company (acquired in July by Anthem), and Lincare Holdings.

Industrials, where the Fund maintains a slightly underweighted position for the period, has benefited from owning Alliant Techsystems and American Standard Companies. American Standard appreciated early in 2002 based on the perception of an improving economy on the part of the consumer.

Utilities have been solid performers compared to the benchmark, particularly due to PPL, the energy and utility holding company. PPL forecast a 9% increase in core earnings for 2003 in August.

Avoidance  of  the  Telecommunications   Services  sector  was  of  considerable
importance for the Fund as it declined over 55% throughout the fiscal year in the Russell Midcap Value Index.

The Fund underperformed in the Consumer Discretionary sector to a large degree because of United Rentals, which accounted for 85 basis points of relative underperformance. The equipment rental company announced weak financial results for the second quarter ended June 30, 2002 due to the continued decline in non-residential construction spending, especially for industrial facilities, offices and hotels.

The Fund's  Financials  sector was weakened by exposure to Capital One Financial
(COF), which was responsible for approximately 1.00% of relative underperformance compared to the benchmark. COF suffered from a single exogenous event when on July 17, Federal Regulators ordered the company to increase its cash reserves due to the heightened risk of loan defaults experienced by its weaker competitors.

Information Technology was hurt in particular by National Semiconductor and Vishay Intertechnology as the entire integrated chip industry suffered.

As of September 30, 2002, the Fund continues to be positively exposed to a recovering economy with a slight overweighting to economically sensitive sectors (in total).

There are some groups represented within the Fund that are by traditional standards considered defensive. These groups include Energy and Health Care. These stocks continue to have value (in our opinion) as we look at peer group valuations, and future earnings prospects.

After the reconstitution of the Russell Midcap Value Index (RMV) on June 30, REIT's now account for roughly 8% of the weight of the Financials sector of the benchmark. The Fund increased its exposure to REITS to maintain parity with the RMV, as well as to take advantage of the low valuation, predictable cash flow, and higher yielding characteristics that REIT's have to offer.


                                                 Thomas M. Valenzuela
                                                 Portfolio Manager


                                         VAL CAP MID CAP FUND

                    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                         VAL CAP MID CAP FUND AND THE RUSSELL MIDCAP VALUE INDEX


               VAL CAP MID CAP FUND                                RUSSELL MIDCAP VALUE INDEX
               --------------------                                --------------------------
     10/2/1999                       10,000                   10/2/1999                     10,000
    10/31/1999         0.00%         10,000                  10/31/1999       3.34%         10,334
    12/31/1999         7.30%         10,730                  12/31/1999       0.79%         10,416
     3/31/2000        26.84%         13,610                   3/31/2000       1.01%         10,521
     6/30/2000         4.19%         14,180                   6/30/2000      -1.68%         10,344
     9/30/2000         9.03%         15,460                   9/30/2000       9.65%         11,343
    12/31/2000        13.84%         17,599                  12/31/2000       9.44%         12,414
     3/31/2001        -7.34%         16,307                   3/31/2001      -3.53%         11,975
     6/30/2001         4.64%         17,064                   6/30/2001       7.05%         12,819
     9/30/2001        -6.75%         15,911                   9/30/2001     -11.55%         11,339
    12/31/2001         7.59%         17,120                  12/31/2001      12.03%         12,703
     3/31/2002         1.65%         17,403                   3/31/2002       7.90%         13,706
     6/30/2002        -3.82%         16,738                   6/30/2002     -17.95%         11,245
     9/30/2002       -19.34%         13,501                   9/30/2002      -4.67%         10,720


-----------------------------------------
        VAL CAP MID CAP FUND
    AVERAGE ANNUAL TOTAL RETURNS(a)
         (FOR PERIODS ENDED
          SEPTEMBER 30, 2002)

                       SINCE
         1 YEAR     INCEPTION*
         ------     ----------
        -15.15%       10.54%
-----------------------------------------


Past performance is not predictive of future performance.


*From commencement of operations (October 2, 1999).

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                            VALENZUELA CAPITAL TRUST
                              VAL CAP MID CAP FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002


ASSETS
Investment securities:
    At acquisition cost                                              $  342,739
                                                                     ==========
    At market value (Note 1)                                         $  323,931
Dividends and interest receivable                                           213
Receivable for investment securities sold                                 2,260
Receivable for capital shares sold                                           47
                                                                     ----------
    Total Assets                                                        326,451
                                                                     ----------

LIABILITIES
Payable for investment securities purchased                               3,434
                                                                     ----------

NET ASSETS                                                           $  323,017
                                                                     ==========

Net assets consist of:
     Paid-in capital                                                 $  343,123
     Undistributed net investment income                                  1,804
     Accumulated net realized losses from
      security transactions                                              (3,102)
     Net unrealized depreciation on investments                         (18,808)
                                                                     ----------
                                                                     $  323,017
                                                                     ==========

Shares of beneficial interest outstanding (unlimited
 number of shares authorized, no par value)                              29,458
                                                                     ==========

Net asset value, offering price and redemption price
 per share (Note 1)                                                  $    10.97
                                                                     ==========



See accompanying notes to financial statements.

                            VALENZUELA CAPITAL TRUST
                              VAL CAP MID CAP FUND
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2002


INVESTMENT INCOME
     Dividends                                                       $    2,220
     Interest                                                               112
                                                                     ----------
         Total Investment Income                                          2,332
                                                                     ----------

EXPENSES
     Fund accounting fees (Note 3)                                       30,000
     Administration fees (Note 3)                                        18,000
     Shareholder services and transfer agent fees (Note 3)               15,000
     Professional fees                                                   14,836
     Registration and filing fees                                        14,200
     Custodian fees                                                      10,225
     Insurance expense                                                    5,292
     Trustees' fees and expenses                                          3,791
     Pricing fees                                                         1,240
     Advisory fees (Note 3)                                               1,566
     Printing of shareholder reports                                        670
     Other expenses                                                       2,211
                                                                     ----------
         Total Expenses                                                 117,031
     Less fees waived and expenses reimbursed by the
      Adviser (Note 3)                                                 (117,031)
                                                                     ----------
         Net Expenses                                                      --
                                                                     ----------

NET INVESTMENT INCOME                                                     2,332
                                                                     ----------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
     Net realized losses from security transactions                      (2,825)
     Net change in unrealized appreciation/
      depreciation on investments                                       (37,762)
                                                                     ----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                       (40,587)
                                                                     ----------

NET DECREASE IN NET ASSETS FROM OPERATIONS                           $  (38,255)
                                                                     ==========



See accompanying notes to financial statements.


                                       VALENZUELA CAPITAL TRUST
                                         VAL CAP MID CAP FUND
                                  STATEMENTS OF CHANGES IN NET ASSETS


                                                                    YEAR         YEAR
                                                                    ENDED        ENDED
                                                                 SEPT. 30,      SEPT. 30,
                                                                    2002          2001
                                                                -----------    ----------
FROM OPERATIONS
     Net investment income                                      $   2,332      $   1,655
     Net realized gains (losses) from
      security transactions                                        (2,825)         9,029
     Net change in unrealized appreciation/
      depreciation on investments                                 (37,762)        (6,400)
                                                                ---------      ---------
        Net increase (decrease) in net assets
         from operations                                          (38,255)         4,284
                                                                ---------      ---------

FROM DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                    (1,728)        (1,918)
     From net realized gains from security transactions            (9,306)       (20,352)
                                                                ---------      ---------
        Net decrease in net assets from distributions
         to shareholders                                          (11,034)       (22,270)
                                                                ---------      ---------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                    209,819           --
     Net asset value of shares issued in reinvestment
      of distributions to shareholders                             11,034         22,270
                                                                ---------      ---------
        Net increase in net assets from capital
         share transactions                                       220,853         22,270
                                                                ---------      ---------

TOTAL INCREASE IN NET ASSETS                                      171,564          4,284

NET ASSETS
     Beginning of year                                            151,453        147,169
                                                                ---------      ---------
     End of year                                                $ 323,017      $ 151,453
                                                                =========      =========

UNDISTRIBUTED NET INVESTMENT INCOME                             $   1,804      $   1,200
                                                                =========      =========

SUMMARY OF FUND SHARE ACTIVITY:
     Shares sold                                                   17,583           --
     Shares reinvested                                                793          1,561
                                                                ---------      ---------
     Net increase in shares outstanding                            18,376          1,561
     Shares outstanding, beginning of year                         11,082          9,521
                                                                ---------      ---------
     Shares outstanding, end of year                               29,458         11,082
                                                                =========      =========



See accompanying notes to financial statements.

                                       VALENZUELA CAPITAL TRUST
                                          VAL CAP MID CAP FUND
                                         FINANCIAL HIGHLIGHTS
             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                      YEAR           YEAR           PERIOD
                                                                      ENDED          ENDED           ENDED
                                                                    SEPT. 30,      SEPT. 30,       SEPT. 30,
                                                                      2002           2001            2000(a)
                                                                 -----------     -----------     -----------
PER SHARE DATA

Net asset value at beginning of year                             $     13.67     $     15.46     $     10.00
                                                                 -----------     -----------     -----------

Income (loss) from investment operations:
     Net investment income                                              0.08            0.13            0.15
     Net realized and unrealized gains (losses)
      on investments                                                   (1.98)           0.40            5.31
                                                                 -----------     -----------     -----------
         Total from investment operations                              (1.90)           0.53            5.46
                                                                 -----------     -----------     -----------

Less distributions:
     Distributions from net investment income                          (0.13)          (0.18)           --
     Distributions from net realized gains                             (0.67)          (2.14)           --
                                                                 -----------     -----------     -----------
         Total distributions                                           (0.80)          (2.32)           --
                                                                 -----------     -----------     -----------

Net asset value at end of year                                   $     10.97     $     13.67     $     15.46
                                                                 ===========     ===========     ===========

TOTAL RETURN                                                          (15.15%)          2.92%          54.60%
                                                                 ===========     ===========     ===========

Net assets at end of year                                        $   323,017     $   151,453     $   147,169
                                                                 ===========     ===========     ===========


Ratio of expenses to average net assets:
     Before expense reimbursement and waived fees                      56.06%          80.71%          89.12%
     After expense reimbursement and waived fees                        0.00%           0.00%           0.00%

Ratio of net investment income (loss) to average net assets:
     Before expense reimbursement and waived fees                     (54.95%)        (79.65%)        (87.75%)
     After expense reimbursement and waived fees                        1.12%           1.06%           1.37%

Portfolio turnover rate                                                  198%            183%            272%

(a) From commencement of operations (October 2, 1999)



See accompanying notes to financial statements.


                 VALENZUELA CAPITAL TRUST - VAL CAP MID CAP FUND
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002

   SHARES                                                               VALUE
  --------                                                              ------
              COMMON STOCKS - 94.9%
              CONSUMER DISCRETIONARY - 23.2%
     115      Bally Total Fitness Holding Corp. (a)                  $   1,140
      90      BorgWarner, Inc.                                           4,468
     145      Cedar Fair, L.P. (a)                                       3,390
     930      ChipPAC, Inc. - Class A (a)                                1,989
      75      Columbia Sportswear Co. (a)                                2,604
     350      Cooper Tire & Rubber Co.                                   5,649
     105      Harrah's Entertainment, Inc. (a)                           5,062
     235      Interpublic Group of Cos., Inc. (The)                      3,725
     205      Leggett & Platt, Inc.                                      4,057
     165      Liz Claiborne, Inc.                                        4,117
     115      Manpower, Inc.                                             3,374
     100      Pier 1 Imports, Inc.                                       1,907
     280      Reebok International Ltd. (a)                              7,014
     155      Ruby Tuesday, Inc.                                         2,911
     160      Scholastic Corp. (a)                                       7,149
      70      Superior Industries International, Inc.                    3,295
     255      TJX Cos., Inc. (The)                                       4,335
     145      Tribune Co.                                                6,062
     340      United Rentals, Inc. (a)                                   2,870
                                                                     ---------
                                                                        75,118
                                                                     ---------
              CONSUMER STAPLES - 4.7%
      90      Adolph Coors Co. - Class B                                 5,067
     180      Constellation Brands, Inc. - Class A (a)                   4,158
     210      Supervalu, Inc.                                            3,391
      75      Universal Corp.                                            2,630
                                                                     ---------
                                                                        15,246
                                                                     ---------
              ENERGY - 7.5%
      80      Amerada Hess Corp.                                         5,430
     295      Ocean Energy, Inc.                                         5,885
     235      Pioneer Natural Resources Co. (a)                          5,699
     165      PPL Corp.                                                  5,369
     300      Superior Energy Services, Inc. (a)                         1,950
                                                                     ---------
                                                                        24,333
                                                                     ---------
              FINANCIALS - 20.6%
      50      Affiliated Managers Group, Inc. (a)                        2,230
      75      Alabama National BanCorp.                                  3,396
      85      Ambac Financial Group, Inc.                                4,581
      35      Bear Stearns Cos., Inc. (The)                              1,974
      65      Delphi Financial Group, Inc. - Class A                     2,367
     360      Doral Financial Corp.                                      8,690
      90      Everest Re Group, Ltd.                                     4,937
     135      First American Corp.                                       2,758
     130      Franklin Resources, Inc.                                   4,043
      70      Hartford Financial Services Group, Inc. (The)              2,870
     100      IPC Holdings, Ltd.                                         2,937

                VALENZUELA CAPITAL TRUST - VAL CAP MID CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2002

   SHARES                                                               VALUE
  --------                                                              ------
              COMMON STOCKS - 94.9% (CONTINUED)
              FINANCIALS - 20.6% (CONTINUED)
      75      Jefferies Group, Inc.                                     $2,862
      85      Legg Mason, Inc.                                           3,618
     170      National Commerce Financial Corp.                          4,259
     130      Scottish Annuity & Life Holdings, Ltd.                     2,217
     235      SouthTrust Corp.                                           5,699
     400      Staten Island Bancorp, Inc.                                6,960
                                                                     ---------
                                                                        66,398
                                                                     ---------
              HEALTH CARE - 6.8%
      75      AmerisourceBergen Corp.                                    5,357
     150      Hanger Orthopedic Group, Inc. (a)                          2,385
     170      Medical Staffing Network Holdings, Inc. (a)                2,579
     100      Owens & Minor, Inc.                                        1,429
     115      Universal Health Services, Inc. - Class B (a)              5,882
      60      WellPoint Health Networks, Inc. (a)                        4,398
                                                                     ---------
                                                                        22,030
                                                                     ---------
              INDUSTRIALS - 10.0%
      90      Alliant Techsystems, Inc. (a)                              6,232
      20      Beazer Homes USA, Inc. (a)                                 1,221
      40      EMCOR Group, Inc. (a)                                      1,988
     135      Forward Air Corp. (a)                                      2,443
     160      Genesee & Wyoming, Inc. - Class A (a)                      3,560
     110      Hovnanian Enterprises, Inc. - Class A (a)                  3,718
     240      Norfolk Southern Corp.                                     4,846
     120      P.A.M Transportation Services, Inc. (a)                    2,290
     165      United Defense Industries, Inc. (a)                        3,894
     120      UTI Worldwide, Inc.                                        2,206
                                                                     ---------
                                                                        32,398
                                                                     ---------
              INFORMATION TECHNOLOGY - 10.9%
     100      Cree, Inc. (a)                                             1,250
      80      DuPont Photomasks, Inc. (a)                                1,822
     130      Integrated Defense Technologies, Inc. (a)                  2,561
      80      L-3 Communications Holdings, Inc. (a)                      4,216
     590      McDATA Corp. - Class A (a)                                 3,204
     840      Mediacom Communications Corp. (a)                          4,511
     210      National Semiconductor Corp. (a)                           2,507
      75      NetIQ Corporation (a)                                      1,087
     675      Numerical Technologies, Inc. (a)                           1,958
      95      Technitrol, Inc.                                           1,420
     680      Titan Corp. (a)                                            6,528
     160      Veridian Corp. (a)                                         3,997
                                                                     ---------
                                                                        35,061
                                                                     ---------

                 VALENZUELA CAPITAL TRUST - VAL CAP MID CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2002

   SHARES                                                               VALUE
  --------                                                              ------
              COMMON STOCKS - 94.9% (CONTINUED)
              MATERIALS - 4.3%
     450      Chesapeake Energy Corp.                                   $2,970
     325      Pactiv Corp. (a)                                           5,346
      65      Praxair, Inc.                                              3,322
     140      Timken Co. (The)                                           2,345
                                                                     ---------
                                                                        13,983
                                                                     ---------
              REAL ESTATE INVESTMENT TRUSTS - 5.3%
     135      AMB Property Corp.                                         3,902
     105      Boston Properties, Inc.                                    3,906
     170      Equity Residential                                         4,070
     140      Simon Property Group, Inc.                                 5,002
                                                                     ---------
                                                                        16,880
                                                                     ---------
              UTILITIES - 1.6%
     215      Wisconsin Energy Corp.                                     5,225
                                                                     ---------

              TOTAL COMMON STOCKS (Cost $325,480)                    $ 306,672
                                                                     ---------

FACE AMOUNT
-----------
              SHORT TERM MONEY MARKET SECURITIES - 5.4%
 $ 17,259     The Bank of New York Cash Reserve
               (Cost $17,259)                                        $  17,259
                                                                     ---------

              TOTAL INVESTMENTS AT VALUE - 100.3% (Cost $342,739)    $ 323,931

              LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3%)              (914)
                                                                     ---------

              NET ASSETS - 100.0%                                    $ 323,017
                                                                     =========

       (a) Non-income producing security



See accompanying notes to financial statements.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Valenzuela Capital Trust (the "Trust") was organized as a Delaware business trust on June 22, 1999. The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). As of September 30, 2002, the Trust consists of one series, the Val Cap Mid Cap Fund (the "Fund"). The Trust is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, the Fund issued in a private placement 5,000 shares of beneficial interest to Valenzuela Capital Partners LLC, (the "Adviser") at $10.00 a share on October 2, 1999. Additionally, the Fund, in a secondary private placement, issued 4,521 shares of beneficial interest to a principal of the Adviser at $11.06 a share on January 17, 2000 and issued 10,795 shares at $11.10 a share on September 27, 2002 to the same principal. The Fund has not yet commenced a public offering of its shares.

     The Fund's investment objective is capital appreciation primarily through investments in common stocks of mid-capitalization companies. The Fund will seek to achieve this objective by investing primarily in the common stock of mid-cap U.S. companies with market capitalization from $1 billion to $15 billion.

     SECURITIES VALUATION - The Fund's portfolio securities are valued as of the close of regular trading of the New York Stock exchange, normally 4:00 p.m., Eastern time, on days the exchange is open. The Fund's securities are generally valued at current market prices. If market quotations are not readily available, prices are based on a fair value estimate, determined in accordance with methods approved by the Fund's Board of Trustees. Investments in money market instruments are generally valued at cost plus accrued interest.

     SHARE VALUATION - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

     INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

                            VALENZUELA CAPITAL TRUST
                    NOTES TO FINANCIAL STATEMENTS (continued)
                               SEPTEMBER 30, 2002



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid during the years ended September 30, 2002 and 2001 was as follows:

            Year Ended        Ordinary        Long-Term          Total
            ----------        --------        ---------          -----
           September 30,       Income       Capital Gains    Distributions
           -------------       ------       -------------    -------------

               2002           $  1,728        $ 9,306         $  11,034
               2001           $ 22,270        $    --         $  22,270

     ORGANIZATION EXPENSES - All costs incurred by the Trust in connection with the organization of the Fund and the initial public offering of shares of the Fund, principally professional fees and printing, have been reimbursed by the Adviser and are subject to recovery by the Adviser pursuant to the Expense Limitation Agreement (See Note 3).

     SECURITY  TRANSACTIONS - Security  transactions  are accounted for on trade
     date.   The  cost  of   securities   sold  is   determined  on  a  specific
     identification basis.

     ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

                            VALENZUELA CAPITAL TRUST
                    NOTES TO FINANCIAL STATEMENTS (continued)
                               SEPTEMBER 30, 2002


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

     The tax character of distributable earnings at September 30, 2002 was as follows:

     Undistributed                                                  Total
     -------------                                                  -----
     Net Investment  Capital Loss                  Unrealized    Distributable
     --------------  ------------                  ----------    -------------
        Income       Carryforwards  Other Losses   Depreciation     Earnings
        ------       -------------  ------------   ------------     --------

      $  1,804         (1,071)      $ (1,688)      $ (19,151)     $ (20,106)

     The following information is based upon the federal income tax cost of investment securities of $343,082 as of September 30, 2002:

              Gross unrealized appreciation     $   8,113
              Gross unrealized depreciation       (27,264)
                                                ---------

              Net unrealized depreciation       $ (19,151)
                                                =========

     The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States.

     As of September 30, 2002, the Fund had capital loss carryforwards for federal income tax purposes of $1,071, which expire on September 30, 2010. In addition, the Fund had net realized losses of $1,688 during the period November 1, 2001 through September 30, 2002, which are treated for federal income tax purposes as arising during the Fund's tax-year ending September 30, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

     ADOPTION OF NEW AUDIT GUIDE - As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Audits of Investment Companies (the Guide). The effect of initially applying changes required by the Guide had no effect on the net assets or operations of the Fund.

                            VALENZUELA CAPITAL TRUST
                    NOTES TO FINANCIAL STATEMENTS (continued)
                               SEPTEMBER 30, 2002



2.   INVESTMENTS

     For the year ended September 30, 2002, the cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $601,994 and $393,665.

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Certain Trustees and officers of the Trust are affiliated with the Adviser or Ultimus Fund Solutions, LLC (the "Administrator"). Such persons are not paid directly by the Trust for serving in those capacities.

     INVESTMENT ADVISORY AGREEMENT
     Under the terms of an investment advisory agreement between the Trust and the Adviser, the Adviser is entitled to receive fees based on a percentage of the daily average net assets. The Fund pays the Adviser an annual rate of 0.75% of its average daily net assets.

     Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to waive a portion of its advisory fees and if necessary, reimburse the Fund's operating expenses so that its net expenses do not exceed 1.45% per annum of average daily net assets (the "Expense Cap") until at least October 1, 2011.

     For the year ended September 30, 2002, the Adviser waived its entire advisory fee and paid all of the operating expenses of the Fund.

     If at any point during the period prior to October 1, 2004, the operating expenses of the Fund fall below the Expense Cap, the Adviser may recoup fees previously waived or reimbursed so long as the amount of the recouped fees does not 1) cause the Fund's aggregate expenses on an annualized basis to exceed the Expense Cap, and 2) exceed the fees previously waived or reimbursed by the Adviser prior to October 1, 2002. The agreement provides that no such payments shall be made to the Adviser after October 1, 2004. As of September 30, 2002, the amount of waived fees and reimbursed expenses (which includes $100,000 of organization cost) that may be recouped by the Adviser in the future, pursuant to the Expense Limitation Agreement, is $438,717.

                            VALENZUELA CAPITAL TRUST
                    NOTES TO FINANCIAL STATEMENTS (continued)
                               SEPTEMBER 30, 2002


3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

     ADMINISTRATION AGREEMENT
     The Administrator supplies executive, administrative and regulatory compliance services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

     For these services, the Administrator receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $50 million; .125% on the next $50 million of such assets; .10% on the next $150 million of such assets; .075% on the next $250 million of such assets; and .05% of such net assets in excess of $500 million, subject to an aggregate minimum monthly fee of $3,000. During the period prior to which the Fund is publicly offered for sale, the Administrator has agreed to be compensated at a rate of $1,500 per month. Accordingly, for the year ended September 30, 2002, the Administrator was paid $18,000.

     FUND ACCOUNTING AGREEMENT
     The Administrator calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, the Administrator receives from the Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million. Through December 31, 2002, the Administrator had agreed to be compensated at a rate of $2,000 per month. Additionally, the Administrator has agreed to waive the additional asset-based fee until the Fund is publicly offered for sale. Accordingly, for the year ended September 30, 2002, the Administrator was paid $30,000. In addition, the Fund pays certain out-of-pocket expenses incurred by the Administrator in obtaining valuations of its portfolio securities.

4.   SHAREHOLDER SERVICING PLAN

     The Fund has adopted a Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs related to the servicing of shareholder accounts, generally not to exceed 0.25% of its average daily net assets. For the year ended September 30, 2002, no expenses related to the Plan were incurred.

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and
Board of Trustees of
Valenzuela Capital Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Val Cap Mid Cap Fund of the Valenzuela Capital Trust as of September 30, 2002, the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights presented herein for each of the respective years or periods ended September 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on the statement of changes in net assets and financial highlights in their report dated October 12, 2001.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Val Cap Mid Cap Fund of the Valenzuela Capital Trust, as of September 30, 2002, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                              /s/ Ernst & Young LLP
Cincinnati, Ohio
October 22, 2002

                            VALENZUELA CAPITAL TRUST
                              VAL CAP MID CAP FUND
                               SEPTEMBER 30, 2002


BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                         Position Held
Name of Trustee/Officer      Address                             Age     with the Trust  Length of Time Served
-----------------------      -------                             ---     --------------  ---------------------
*Robert J. Adler             225 West 34th Street, Suite 918      46     Chairman and    Since May 2002
                             New York, NY  10122                         Trustee
*Hendrik J. Laverge          225 West 34th Street, Suite 918      61     Vice President  Since October 1999
                             New York, NY  10122                         and Trustee
*Thomas M. Valenzuela        1270 Avenue of the Americas          48     President and   Since October 1999
                             New York, NY  10020                         Trustee
James R. Hocking             60 Rucum Road                        73     Trustee         Since September 2002
                             Roxbury, CT  06783-0144
Clinton J. Kendrick          465 Long Ridge Road                  59     Trustee         Since October 1999
                             Bedford, NY  10506
Jonathon H. Kagan            30 Rockefeller Plaza, 50th Floor     46     Trustee         Since October 1999
                             New York, NY  10020
Agnes N. Mullady             1250 Broadway                        44     Trustee         Since May 2002
                             New York, NY  10001
Robert G. Dorsey             135 Merchant Street, Suite 230       45     Vice President  Since January 2000
                             Cincinnati, Ohio 45246
Mark J. Seger                135 Merchant Street, Suite 230       40     Treasurer       Since January 2000
                             Cincinnati, Ohio 45246
Mark J. Sfarra               225 West 34th Street, Suite 918      41     Secretary       Since September 2002
                             New York, NY  10122

* Messrs. Adler, Lavarge and Valenzuela, as affiliated persons of the Adviser, are "interested persons" of the Trust within the meaning of
     Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Robert J. Adler is Managing Director of AMIC Distribution Partners, Inc. (a mutual fund distributor) and President of Amstar Investment Management LLC (a registered investment adviser). From January 2002 to April 2002, he was President of Voyager Advisors, LLC (a registered investment adviser). From April 2001 to December 2001, he was a Partner of Emergent Capital (a registered investment adviser). From November 1999 to December 2000, he was a consultant for Reliastar Financial Corp. (a financial services firm). Prior to November 1999, he was President of Northstar Distributors, Inc. (a mutual fund distributor).

                            VALENZUELA CAPITAL TRUST
                              VAL CAP MID CAP FUND
                               SEPTEMBER 30, 2002


BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) (continued)
--------------------------------------------------------------------------------

Hendrik J. Laverge is Managing Director of AMIC Distribution Partners, Inc. and Frick Wellington & Laverge. He is also a Consultant to the Adviser. From 1997 to 2000, he was Chief Operating Officer and Managing Director of the Adviser. Prior to 1997, he was founding Managing Director of Concordia Agritrading Pte. Ltd. (a commodity trading and financial services firm). He is President of the Leiden University Fund (USA), Inc. and a Director of Aredin International, Ltd.

Thomas M. Valenzuela is President and Chief Investment Officer of the Adviser.

James R. Hocking is a Chartered Financial Analyst. He is Managing Partner of Camborne Cornell Partners, LLC. Prior to that he was an independent consultant to investment and manufacturing firms with regard to organization, marketing and raising of capital. He was also Chief Investment Officer, U.S. Private Bank, Citibank N.A., New York City, New York. Prior to that, he was Senior Vice President & Portfolio Manager, Templeton International.

Clinton J. Kendrick was an Executive Director of Shearman & Sterling (a law firm) from March 2000 until October 2001. Prior to June 1999, he was co-founder, Chairman and Chief Executive Officer of Matrix Global Investments, Inc. (a private equity firm).

Jonathan H. Kagan is Managing Director of Centre Partners Management, LLC (an investment manager) and Corporate Advisers, LP. He is Director of Lazard Freres & Co. LLC, Firearms Training Systems, Inc. and Staff Leasing, Inc.

Agnes N. Mullady is Controller of The Reserve Funds (registered investment companies) and Reserve Management Corp. and affiliated companies. Prior to July 2000, she was Vice President and Treasurer of The Northstar Funds (registered investment companies) and an officer of Northstar Investment Management Corp. and affiliated companies.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (a registered transfer agent) and Ultimus Fund Distributors, LLC (a registered broker-dealer). Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

                            VALENZUELA CAPITAL TRUST
                              VAL CAP MID CAP FUND
                               SEPTEMBER 30, 2002


BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) (continued)
--------------------------------------------------------------------------------


Mark J. Sfarra is a Manager of AMIC Distribution Partners, Inc. and Secretary of Amstar Investment Management LLC. From January 2002 to April 2002, he was Vice President of Voyager Advisors, LLC. From July 2001 to December 2001, he was Vice President of Emergent Capital. From July 2000 to July 2001, he was the Manager of Finance of Pimco Fund Distributors. Prior to December 1999, he was Vice President of Northstar Distributors, Inc.

Additional information about the Board of Trustees and Executive Officers may be found in the Fund's Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-877-309-9062.

                            VALENZUELA CAPITAL TRUST
                              VAL CAP MID CAP FUND
                               SEPTEMBER 30, 2002


CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)
--------------------------------------------------------------------------------

On September 12, 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor of the Fund, and Ernst & Young LLP (Ernst & Young) was selected as the Fund's new independent auditor. The Fund's selection of Ernst & Young as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

Arthur Andersen's report on the Fund's financial statements for the fiscal year ended September 30, 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal year, and through the date of Arthur Andersen's dismissal, there were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such year.

FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Fund during the year ended September 30, 2002. On December 28, 2001, the Fund declared and paid a long-term capital gain distribution of $0.6731 per share. As required by federal regulations, shareholders received notification of their portion of the Fund's taxable capital gain distribution, if any, paid during the 2001 calendar year in early 2002.